

Shiner International, Inc.

NASDAQ: BEST

Annual Shareholder Meeting
June 2010

SAFE HARBOR STATEMENT

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward looking information contained in this presentation.



COMPANY OVERVIEW – January 2009

For a Safer Tomorrow



We are emerging global supplier of coated film and advanced packaging products

BOPP tobacco film, coated film, anti-counterfeit film, and color printing.

Headquarter in Haikou, P.R.C.; facilities in Hainan and Zhuhai

531 employees

14 patents in China



California Proposition 65

FDA

EEC



COMPANY OVERVIEW

For a Safer Tomorrow

	Address	Area	Capacity	Employees
Headquarter	Haikou	10,000		54
Facility in Haikou	Haikou	250,000		349
Facility in Zhuhai	Zhuhai	180,000		128
Coated film			15,000	
Anti-counterfeit film			2,500	
BOPP tobacco film			10,500	
Color printing			3 lines	







California Proposition 65 FDA CERTIFICATION REQUIRED EEC SGS UKAS

SHINER INTERNATIONAL, INC.



PRODUCT OVERVIEW

For a Safer Tomorrow


coles
MEXICAN





- **Anti-counterfeit film**
  - Applied in tobacco, DVD/CD and food packaging
- **Coated film**
  - The largest coated film manufacturer in China
  - Food and consumer packaging companies.
- **BOPP film**
  - 2 BOPP Tobacco lines
  - 9 China Tobacco Industrial Companies in 15 provinces in China
- **Color printing**
  - 3 color printing lines – (2) eight color (1) ten color
  - Provide high value-added services to customers



BOPP TOBACCO FILM

For a Safer Tomorrow

- High profit margin
- Complete product portfolio
- Leverage Shiner's R&D to focus on emerging product trends
- Customized "State of the Art" technology -competitive advantage
- 4 patents
- Market Opportunity:
  - Market Growth @ 4% per year.
  - Integrate existing Shiner technology to expand G.M. and increase market share.
  - Expand into new provinces.



COATED FILM


ORION·Pie





- Food safety: extending the quality guarantee period more than one year
- Base film & coating on the either side or both sides of films
- Significant functions in barrier, heat-sealing, printing suitability
- Applied in food and consumer packaging
- Obtained 6 patents
- Market Opportunity:
  - Domestic market embryonic. Significant growth potential. Continue market leadership through customer education.
  - Increase global market share utilizing Shiner's competitive advantages.



ANTI-COUNTERFEIT FILM

For a Safer Tomorrow







- Thermal shrinkage - applied to hard packaging
- Unable to reuse the anti-counterfeit images - images will disappear when reheated
- 3 patents
- Main application industries: cigarette, audio, and liquor
- Main customers: Vintaba, Shanghai Epic (Sony Music), Warner Music
- Market Opportunity:
  - China: $2B
  - Developing countries: $5B
  - Capacity expansion through existing customers and mergers

California Proposition 65 FDA REQUIRED EEC SGS UKAS

SHINER INTERNATIONAL, INC.



COLOR PRINTING

For a Safer Tomorrow

Base Film → Coated Film → Color Printing → Packaging









- Value maximization, saving delivery time and cost
- High quality guarantee of products and services
- The unique company in China for providing one-stop film & printing services



DOMESTIC MARKET

For a Safer Tomorrow



乌鲁木齐
四平
龙口
兰州
洛阳
成都
杭州
长沙
桂林
昆明
南宁
广州
海口

- The sales team of 25 people
- More than 20 years industrial experience

MUSIC

Furongwang

双汇 Shineway

椰树®

海口椰树矿泉水有限公司

SONY MUSIC

红塔山 Hongtashan

白沙集团 Baisha

California Proposition 65

FDA REQUIRED

EEC

SGS

UKAS

SHINER INTERNATIONAL, INC.

INTERNATIONAL MARKET

For a Safer Tomorrow





Direct Sales Regions
Markets reached via converter and distributor

- International operations commenced in 2005
- 50 customers in 20 countries worldwide
- International sales revenue accounted for 30% of the annual revenue, and it is expected to increase to 30-35% in 2010

جمجوم للتعبئة والتغليف
JAMJOOM PACKAGING

KOROZO AMBALAJ 35. yıl 1973'ten bugüne...

CLP

Signature FLEXIBLE PACKAGING INC.

ielleflex

Impak Films Pty Ltd

DEVEK

American Multiplastics, Inc.

California Proposition 65

FDA

EEC

SGS

UKAS

SHINER INTERNATIONAL, INC.



CERTIFICATIONS

For a Safer Tomorrow



ISO
FDA
EEC
CA 65
SGS



国家级火炬计划项目证书
GRAND PRIX
CYREL - ASIA PACIFIC
FLEXOGRAPHIC PRINTING COMPETITION
WINNERS AWARD
FOR EXCELLENCE IN FLEXOGRAPHY
FLEXIBLE PACKAGING PROCESS (REVERSE PRINT)
HAINAN YONG GUANG COLOR PRINTING CO. LTD
HAINAN, CHINA
ROBERT WRAY III



证 书
海南赛诺实业有限公司:
根据《防伪技术产品管理办法（试行）》第二章第六条规定，你单位申报的防伪技术项目《BOPP激光全息防伪收缩膜》，已通过防伪技术专家评审。

California Proposition 65 | FDA REQUIRED | EEC | SGS | UKAS

SHINER INTERNATIONAL, INC.



FY 2009 – A TRANSITION YEAR

For a Safer Tomorrow

Impact of global recession.

Implementation of Food Safety law.

Restructured company for future growth

Commenced construction of Hainan facility



FY 2009 RESULTS

For a Safer Tomorrow

Earning per share were 0.0 for the year.

Repositioned operations in advance of the FSL.

Cash flows from operations: $6.7M

Signed contracts for capital equipment: $13.2M

New products introduced: 3

535 employees

New patents granted: 1





California Proposition 65 FDA EEC SGS UKAS

SHINER INTERNATIONAL, INC.



FY 2010 – RESTORATION OF CREDIBILITY

For a Safer Tomorrow

Year to date:

- Continued integration of new CEO and CFO to achieve future growth.
- Returned to profitability.
- Increased transparency through improved public communications.
- Relocated our color printing operations to our new Hainan facility.







MANAGEMENT TEAM

For a Safer Tomorrow

Mr. Qingtao Xing, CEO & President – Mr. Xing became President of Shiner in 2008, prior to serving as Shiner's vice president for strategic initiatives. From 2007 to 2008, Mr. Xing worked as a project development associate for LaSalle Investment Management. Mr. Xing received his Master of Professional Studies from Cornell University in 2007 and has a Bachelor degree from Tongji University.

Mr. Jeffrey Roney, CFO- Mr. Roney joined Shiner in 2010. Prior to joining Shiner he owned and operated Roney Capital Partners, a privately held investment management and financial consulting company from 1989 to 2009. Mr. Roney began his career with Honeywell Federal Systems Division from 1984 to 1986. He has a BS/BA degree in Accounting from American University and a MBA from Babson College.

Mr. Jian Fu, Executive V.P. Manufacturing – Mr. Fu joined Shiner's processor company Hainan Modern Technology Croup in 1985 as a General Manager and was appointed Vice Chairman from 1998 to 2003. He was CEO of Sino Place Holding from 2004 to 2007 and CEO of Shiner from 2007 to 2010. Mr. Fu received his undergraduate degree from South China Institute of Technology and has an Advanced Certificate of MBA studies from Renmin University.

Mr. Li, COO, Mr. Li served as vice president of technology in 2007. Prior to that, Mr. Li served as general manager of our subsidiary, Hainan Shiner Industrial Co., Ltd., from 2003 to 2005, and served as Chairman from 2004 to 2007. He was general manager of Hainan Shiny-day Color Printing Packaging from 2003 to 2004. Mr. Li graduated from Tsinghua University in 1987 with a bachelor degree in Automotive Engineering and a Master degree in Transport Engineering from Beijing University in 1991.

FY 2010 – RESTORATION OF CREDIBILITY

For a Safer Tomorrow

By year end, we plan to:

Complete Hainan facility.

Commence installation - new capital equipment.

Coated film line relocated and fully operational.

Increase our domestic and international distribution.

Improve operational efficiencies.

Achieve SOX 404 compliance.





FY 2010 GUIDANCE

For a Safer Tomorrow

We are projecting:

Revenue	$53M
Gross Profit	$8.4M
Net Income	$ 4M
E.P.S.	$ 0.16



FY 2011 – RENEWED OPTIMIMISM

For a Safer Tomorrow



FY 2011 OBJECTIVES:

Hainan Facility 100% on line by June 2011.

Enhancing R&D program through acquisitions.

Significantly expand our coated film operations both domestically and internationally.

Cross selling our technology to increase our BOPP Tobacco business.

Return to capital markets.



California Proposition 65 FDA REQUIRED EEC SGS UKAS

SHINER INTERNATIONAL, INC.



CAPACITY EXPANSION FY 2011

For a Safer Tomorrow

	Address	Area	Capacity	Employees
Headquarter	Haikou	10,000		
Facility in Haikou	Haikou	750,000		400
Facility in Zhuhai	Zhuhai	180,000		158
Coated film			15,000	
Anti-counterfeit film			2,500	
BOPP tobacco film			20,500	
Color printing			3 lines	






J14

California Proposition 65 FDA REQUIRED EEC SGS UKAS

SHINER INTERNATIONAL, INC.

EQUITY HIGHLIGHTS

For a Safer Tomorrow

Stock Code	Nasdaq:BEST
Price (6/22/10)	$ 1.14
Market Cap.	$ 28M
F.D. Shares Outstanding	$ 24.6M
Revenue (ttm)	$ 39M
Net Income (ttm)	$ 1.1M
EPS (ttm)	$ 0.04
P/E	28.5
Forward P/E[1]	7.3
EV/EBITDA	8.9
Fiscal Year End	December 31

SUMMARY INCOME STATEMENT

For a Safer Tomorrow

(US$ Millions)	December 31, 2009	December 31, 2008	March 31, 2010	March 31, 2009
Net Revenue	34.5	51.6	11.6	7.1
Revenue Growth	-33.0%	20.6%	63.9%	-37.3%
Cost of Revenue	(30.0)	(42.0)	(9.7)	6.6
Gross Profit	4.5	9.6	1.9	0.5
Gross Profit Margin	13.0%	18.6%	16.4%	7.0%
Selling Expenses	(1.8)	(1.8)	(0.4)	(0.3)
General and Administrative Expenses	(2.9)	(2.6)	(0.4)	(0.5)
Income from Operations	(0.2)	5.2	1.0	(0.3)
Operating Margin	-0.6%	10.1%	8.6%	-4.2%
Income Before Income Tax	0.0	5.4	1.0	(0.4)
Income Tax	0.1	0.6	0.2	(0.1)
Effective Tax Rate	NM	10.6%	16.0%	-33.3%
Net Income	(0.1)	4.9	0.9	(0.3)
Net Margin	-0.3%	9.5%	7.8%	-4.2%
EBITDA	1.8	6.9	1.6	0.1
EBITDA Margin	5.2%	13.4%	13.8%	1.4%

SUMMARY BALANCE SHEET

For a Safer Tomorrow

(USD $ Millions)	December 31, 2009	March 31, 2010
Cash & Cash Equivalents	3.1	1.8
Accounts Receivable	6.4	7.2
Inventory	8.3	10.1
Total Current Assets	21.1	24.1
Property and Equipment	12.2	11.8
Construction in Progress	6.6	7.7
Intangible Assets	0.4	0.4
Total Assets	41.2	43.9
Accounts Payable	2.7	4.4
Short Term Loan	3.2	3.2
Other Payables	4.5	4.5
Total Current Liabilities	10.8	12.6
Shareholder Equity	30.4	31.4
Operating Efficiency Ratios		
ROA	4.8	2.2
ROE	0.1	3
DSO	69	56
Inventory Turnover	4.1	3.9



Thank you!